                                                                   Exhibit 10.17


                             Student Advantage, Inc.
                                280 Summer Street
                           Boston, Massachusetts 02210



                                   May 3, 1999



Mr. Ronald J. Kos
31 River Court
Apartment 1205
Jersey City, NJ 07310

Dear Ron:

      On behalf of Student Advantage, Inc. (the "Company"), I am pleased to offer you employment with the Company on the terms set forth below.

      1. Your employment shall commence on May 3, 1999 (the "Commencement Date"). You will be employed as Chief Operating Officer of the Company.

      2. Your annual base salary will initially be $150,000. You will be eligible to earn an annual performance bonus with a target of $75,000 based upon the achievement of certain performance objectives, in accordance with the Company's customary corporate practices.

      3. Subject to approval by the Company's Board of Directors (the "Board"), you shall be granted a stock option (the "Option") under the 1998 Stock Incentive Plan of the Company to purchase 650,000 shares of common stock (after giving effect to the presently contemplated 3-for-1 stock split). The Option shall be evidenced by a stock option agreement in the form attached hereto as Exhibit A.

      4. You shall be entitled to participate in the Company's employee benefit programs, to the extent that your position, tenure, health and other qualifications make you eligible to participate, including without limitation, indemnification under the Company's Certificate of Incorporation as an officer of the Company.

      5. You shall be reimbursed $10,000 by the Company for reasonable moving and travel expenses incurred by you in moving you and your immediate family from Jersey City, New Jersey to the Boston, Massachusetts metropolitan area to commence employment with the Company.

      6. You shall enter into a Non-Competition, Invention and Non-Disclosure Agreement in the form attached hereto as Exhibit B.

      7. You shall enter into a Lock-Up Agreement in the form attached hereto as Exhibit C.

      8. Your employment with the Company may be terminated at any time by either you or the Company. In the event of the termination of your employment with the Company, the Company shall pay to you the compensation and benefits otherwise payable to you hereunder through the last day of your actual employment by the Company.

      9. Notwithstanding the provisions of paragraph 8 above, in the event your employment with the Company is terminated by the Company without Cause (as defined below) prior to December 1, 1999, in lieu of any termination benefits
(a) the Company shall continue to pay to you the base salary otherwise payable to you through December 1, 1999 and (b) the Option shall become vested and exercisable as to an aggregate of 162,500 shares (after giving effect to the presently contemplated 3-for-1 stock split) on the date of termination of your employment. For purposes of this paragraph 9, "Cause" shall mean one or more of the following: (i) gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Company; (ii) the commission of an act of embezzlement or fraud; (iii) deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company; and (iv) unauthorized disclosure of any trade secret or confidential information of the Company.

      10. You have informed the Company that (a) you have entered into a Non-Competition, Invention and Non-Disclosure Agreement (the "Non-Competition Agreement") with your previous employer, iVillage, Inc. ("iVillage"), (b) you have entered into a Separation Agreement (the "Separation Agreement") with iVillage, (c) the Separation Agreement provides that your employment with iVillage will be considered terminated effective June 30, 1999, and (d) the Separation Agreement provides that nothing in the Separation Agreement or in the Non-Competition Agreement shall be construed as to prevent your employment with a company that competes with iVillage. You represent to the Company that the execution and performance by you of this letter agreement and your employment with the Company do not and will not conflict with or breach the terms of any other agreement by which you are bound.

      11. This letter agreement sets forth our entire understanding with respect to the terms of your employment with the Company.

      If this letter correctly sets forth our agreement with respect to your employment with the Company, please so indicate by signing a copy of this letter where indicated below and returning it to the Company.

                                    Very truly yours,

                                    STUDENT ADVANTAGE, INC.


                                    By:    /s/ Raymond V. Sozzi, Jr.
                                        ---------------------------------------
                                          Raymond V. Sozzi, Jr.
                                          President and Chief Executive Officer

I hereby accept and agree to the
terms set forth in this letter agreement


     /s/ Ronald J. Kos
-----------------------------------------
Ronald J. Kos

                                                                       Exhibit A


                             STUDENT ADVANTAGE, INC.

                        Incentive Stock Option Agreement
                     Granted Under 1998 Stock Incentive Plan

1.    Grant of Option.

      This agreement evidences the grant by Student Advantage, Inc., a Delaware corporation (the "Company"), on the Grant Date set forth on Schedule A hereto, to the undersigned employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), the number of shares set forth on Schedule A (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at the exercise price set forth on Schedule A. Unless earlier terminated, this option shall expire 10 years after the Grant Date (the "Final Exercise Date").

      It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option will vest in accordance with Schedule A attached hereto. Except as otherwise set forth on Schedule A, the Option shall only be exercisable as to Shares that have become vested in accordance with Schedule A.

      The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.    Exercise of Option.

      a. Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

      b. Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

      c. Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that this option was vested, in accordance with Schedule A, on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

      d. Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was vested, in accordance with Schedule A, on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.    Right of First Refusal.

      (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

      (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

      (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

      (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

      (e) The following transactions shall be exempt from the provisions of this
Section 4:

            i. any transfer of Shares to or for the benefit of any spouse or child of the Participant, or to a trust for their benefit;

            ii. any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

            iii. any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

      (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

      (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

            (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

            (2) the sale of all or substantially all of the assets or business of the Company, by merger, consolidation, sale of assets or otherwise (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least 66 2/3% by voting power of the capital stock of the surviving corporation).

      (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.    Agreement in Connection with Public Offering.

      The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.    Withholding.

      No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8.    Disqualifying Disposition.

      If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

9.    Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.


                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                    STUDENT ADVANTAGE, INC.


                                       By:____________________________________

                                          Name:_______________________________
                                          Title:______________________________

                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.


                                    PARTICIPANT:


                                   ________________________________________
                                   [Signature]

                                    Name:      Ronald J. Kos

                                    Address:   31 River Court, Apt. 1205
                                               Jersey City, NJ 07310


                                    Social Security Number: _______________


                                   Schedule A


1.    Number of Shares:                      13,468
                                   ---------------------------

2.    Exercise Price Per Share:
                                   ---------------------------

3.    Grant Date:                          May   , 1999
                                   ---------------------------

4.    Vesting Commencement Date:           May 3, 1999
                                   ---------------------------

5.    Vesting Terms:

      (a) This option shall vest as to 25% of the Shares on December 1, 1999 and as to an additional 25% of the Shares on each of May 3, 2001, May 3, 2002 and May 3, 2003.

      (b) Upon the occurrence of a Change in Control Event (as defined below), this option shall, immediately prior to the closing of the Change in Control Event, become vested and exercisable as to an additional number of Shares such that the total number of then-vested Shares shall be the sum of:

            (X) a percentage of the Shares equal to a fraction, the numerator of which is the number of full months that have elapsed since the Vesting Commencement Date and the denominator of which is 48, plus

            (Y) a percentage of the Shares equal to 50% of the Shares that remain unvested after application of the immediately preceding clause (X).

By way of example, if the Change in Control Event occurs in the middle of the 17th month following the Vesting Commencement Date, the option shall become vested and exercisable as to 66.6% of the Shares (the sum of (A) 33.3% (16 divided by 48), and (B) 50% of the otherwise-remaining (66.7% in this example) unvested Shares (33.3%)).

      (c) If this option is assumed by the acquiring person in such Change in Control Event pursuant to the provisions of the Plan, the unvested portion of this option, after taking into account the accelerated vesting that will take place pursuant to paragraph (b) above, shall (subject to paragraph (d) below) continue to vest in equal monthly installments from the date of the closing of the Change in Control Event to the date 48 months after the Vesting Commencement Date.

      (d) If, following the closing of a Change in Control Event, the surviving or acquiring entity (the "Acquiror") terminates the employment of the Participant without Cause, upon such termination this option shall become vested and exercisable in full. "Cause" for this purpose shall mean one or more of the following: (i) gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Acquiror; (ii) the commission of an act of embezzlement or fraud; (iii) deliberate disregard of the rules or policies of the Acquiror which results in loss, damage or injury to the Acquiror; and (iv) unauthorized disclosure of any trade secret or confidential information of the Acquiror.

      (e) With the consent of the Board, which may be withheld, the Participant may at any time exercise this option as to all of the Shares, including then unvested Shares, provided, that the Participant as a condition to such exercise executes and delivers an Agreement Covering Shares Acquired Upon Exercise of Unvested Options (and escrow agreement), upon terms satisfactory to the Company, pursuant to which the Company shall have the right to purchase, upon termination of the Participant's employment, all Shares that would not then have been vested under the terms set forth in paragraphs (a) through (d) above.

      (f) A "Change in Control Event" shall mean:

            (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

            (ii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination

(which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                             STUDENT ADVANTAGE, INC.

                       Nonstatutory Stock Option Agreement
                     Granted Under 1998 Stock Incentive Plan

1.   Grant of Option.

      This agreement evidences the grant by Student Advantage, Inc., a Delaware corporation (the "Company"), on the Grant Date set forth on Schedule A hereto, to the undersigned employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Stock Incentive Plan (the "Plan"), the number of shares set forth on Schedule A (the "Shares") of common stock, $.01 par value per share, of the Company ("Common Stock") at the exercise price set forth on Schedule A. Unless earlier terminated, this option shall expire 10 years after the Grant Date (the "Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.

      This option will vest in accordance with Schedule A attached hereto. Except as otherwise set forth on Schedule A, the Option shall only be exercisable as to Shares that have become vested in accordance with Schedule A.

      The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.

      a. Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

      b. Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

      c. Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that this option was vested, in accordance with Schedule A, on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

      d. Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that this option shall be exercisable only to the extent that this option was vested, in accordance with Schedule A, on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.   Right of First Refusal.

      (a) If the Participant proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Shares acquired upon exercise of this option, then the Participant shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Shares the Participant proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

      (b) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Participant within such 30-day period. Within 10 days after his or her receipt of such notice, the Participant shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Participant or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Upon receipt of such certificate or certificates, the Company shall deliver or mail to the Participant a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice.

      (c) At and after the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Participant on account of such Shares or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

      (d) If the Company does not elect to acquire all of the Offered Shares, the Participant may, within the 30-day period following the expiration of the option granted to the Company under subsection (b) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 4 shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

      (e) The following transactions shall be exempt from the provisions of this
Section 4:

            i. any transfer of Shares to or for the benefit of any spouse or child of the Participant, or to a trust for their benefit;

            ii. any transfer pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (the "Securities Act"); and

            iii. any transfer of the Shares pursuant to the sale of all or substantially all of the business of the Company;

provided, however, that in the case of a transfer pursuant to clause (1) above, such Shares shall remain subject to this Agreement (including without limitation the right of first refusal set forth in this Section 4) and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

      (f) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 4 to one or more persons or entities.

      (g) The provisions of this Section 4 shall terminate upon the earlier of the following events:

            (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act; or

            (2) the sale of all or substantially all of the assets or business of the Company, by merger, consolidation, sale of assets or otherwise (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least 66 2/3% by voting power of the capital stock of the surviving corporation).

      (h) The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 4, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

5.   Agreement in Connection with Public Offering.

      The Participant agrees, in connection with the initial underwritten public offering of the Company's securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Participant (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

6.   Withholding.

      No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

7.   Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

8. Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.


                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                    STUDENT ADVANTAGE, INC.


                                       By:____________________________________

                                          Name:_______________________________
                                          Title:______________________________

                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Incentive Plan.


                                    PARTICIPANT:


                                   ________________________________________
                                   [Signature]

                                    Name:      Ronald J. Kos

                                    Address:   31 River Court, Apt. 1205
                                               Jersey City, NJ 07310


                                    Social Security Number: _______________


                                   Schedule A


1.    Number of Shares:                      203,199
                                   ---------------------------

2.    Exercise Price Per Share:
                                   ---------------------------

3.    Grant Date:                          May   , 1999
                                   ---------------------------

4.    Vesting Commencement Date:           May 3, 1999
                                   ---------------------------

5.    Vesting Terms:

      (a) This option shall vest as to 25% of the Shares on December 1, 1999 and as to an additional 25% of the Shares on each of May 3, 2001, May 3, 2002 and May 3, 2003.

      (b) Upon the occurrence of a Change in Control Event (as defined below), this option shall, immediately prior to the closing of the Change in Control Event, become vested and exercisable as to an additional number of Shares such that the total number of then-vested Shares shall be the sum of:

            (X) a percentage of the Shares equal to a fraction, the numerator of which is the number of full months that have elapsed since the Vesting Commencement Date and the denominator of which is 48, plus

            (Y) a percentage of the Shares equal to 50% of the Shares that remain unvested after application of the immediately preceding clause (X).

By way of example, if the Change in Control Event occurs in the middle of the 17th month following the Vesting Commencement Date, the option shall become vested and exercisable as to 66.6% of the Shares (the sum of (A) 33.3% (16 divided by 48), and (B) 50% of the otherwise-remaining (66.7% in this example) unvested Shares (33.3%)).

      (c) If this option is assumed by the acquiring person in such Change in Control Event pursuant to the provisions of the Plan, the unvested portion of this option, after taking into account the accelerated vesting that will take place pursuant to paragraph (b) above, shall (subject to paragraph (d) below) continue to vest in equal monthly installments from the date of the closing of the Change in Control Event to the date 48 months after the Vesting Commencement Date.

      (d) If, following the closing of a Change in Control Event, the surviving or acquiring entity (the "Acquiror") terminates the employment of the Participant without Cause, upon such termination this option shall become vested and exercisable in full. "Cause" for this purpose shall mean one or more of the following: (i) gross negligence, willful misconduct, dishonesty or breach of fiduciary duty to the Acquiror; (ii) the commission of an act of embezzlement or fraud; (iii) deliberate disregard of the rules or policies of the Acquiror which results in loss, damage or injury to the Acquiror; and (iv) unauthorized disclosure of any trade secret or confidential information of the Acquiror.

      (e) With the consent of the Board, which may be withheld, the Participant may at any time exercise this option as to all of the Shares, including then unvested Shares, provided, that the Participant as a condition to such exercise executes and delivers an Agreement Covering Shares Acquired Upon Exercise of Unvested Options (and escrow agreement), upon terms satisfactory to the Company, pursuant to which the Company shall have the right to purchase, upon termination of the Participant's employment, all Shares that would not then have been vested under the terms set forth in paragraphs (a) through (d) above.

      (f) A "Change in Control Event" shall mean:

            (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (ii) of this definition; or

            (ii) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination

(which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                                                                       Exhibit B

             NON-COMPETITION, INVENTION AND NON-DISCLOSURE AGREEMENT

      This Agreement is made between Student Advantage, Inc., a Delaware corporation (the "Company"), and Ronald J. Kos (the "Employee").

      The Company desires to employ the Employee, and the Employee desires to be employed by the Company. In connection with the employment of the Employee by the Company, the Company will grant the Employee an option to purchase 650,000 shares of Common Stock (after giving effect to the presently contemplated three-for-one stock split) of the Company. The execution and delivery of this Agreement is a condition to the Employee's employment by the Company.

      In consideration of the employment of the Employee by the Company, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties agree as follows:

      1.    Non-Competition.

            (a) For so long as the Employee is employed by the Company, and for a period of 547 days after the termination or cessation of the Employee's employment for any reason, the Employee will not directly or indirectly:

                  (i) as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, or in any other capacity whatsoever (other than as the holder of not more than two percent (2%) of the total outstanding stock of a publicly held company), engage in the business of developing, producing, marketing or selling products or rendering services of the kind or type developed or being, or planned to be, developed, produced, marketed or sold, by the Company or any of its subsidiaries while the Employee was employed by the Company, including, without limitation, the business of providing products, services, information and/or discounts to students and the provision of related services; or

                  (ii) recruit, solicit or induce, or attempt to induce, any employee or employees of the Company or any direct or indirect parent or subsidiary corporation to terminate their employment with, or otherwise cease their relationship with, the Company; or

                  (iii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company or any direct or indirect parent or subsidiary corporation which were contacted, solicited or served by the Company.

            (b) If any restriction set forth in this Section 1 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

            (c) The restrictions contained in this Section 1 are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Section 1 will cause the Company substantial and irrevocable damage and, therefore, in the event of any such breach or threatened breach, in addition to such other remedies which may be available, the Company shall have the right to seek specific performance and injunctive relief.

            (d) If the Employee violates the provisions of Section 1(a), the Employee shall continue to be bound by the restrictions set forth in Section 1(a) until an aggregate of 547 days (which need not be consecutive) after the date of termination of the Employee's employment has expired without any violation of such provisions.

2.    Proprietary Information.

            (a) The Employee agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the Company's business, business relationships or financial affairs (collectively, "Proprietary Information") is and shall be the exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information may include inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, customer and supplier lists. The Employee will not disclose any Proprietary Information to any person or entity other than employees of the Company or use the same for any purpose without written approval by an executive officer of the Company, either during or after his employment, unless and until such Proprietary Information has become public knowledge without fault by the Employee.

            (b) The Employee agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Employee or others, which have or shall come into his custody or possession, shall be and are the exclusive property of the Company to be used by the Employee only in the performance of his duties for the Company. All such materials or copies thereof and all tangible property of the Company in the custody or possession of the Employee shall be delivered to the Company, upon request by the Company. After such delivery, the Employee shall not retain any such materials or copies thereof or any such tangible property.

            (c) The Employee agrees that his obligation not to disclose or to use information, know-how and records of the types set forth in paragraphs (a) and (b) above, and his obligation to return materials and tangible property, set forth in paragraph (b) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or suppliers to the Company or other third parties who may have disclosed or entrusted the same to the Company or to the Employee in the course of the Company's business.

      3.    Developments.

            (a) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are, or have been, created, made, conceived or reduced to practice by him or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

            (b) The Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. However, this Section 3(b) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Employee not on the Company's premises and not using the Company's tools, devices, equipment or Proprietary Information. The Employee also hereby waives all claims to moral rights in any Developments.

            (c) The Employee agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights, patents and other intellectual property rights (both in the United States and foreign countries) relating to Developments. The Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development. The Employee further agrees that if the Company is unable, after reasonable effort, to secure the signature of the Employee on any such papers, any executive officer of the Company shall be entitled to execute any such papers as the agent and the attorney-in-fact of the Employee, and the Employee hereby irrevocably designates and appoints each executive officer of the Company as his agent and attorney-in-fact to execute any such papers on his behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Development, under the conditions described in this sentence.

      4. Other Agreements. The Employee hereby represents that he is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party; provided, however, that the Employee has agreed not to disclose any confidential or proprietary information relating to the business of his former employer, iVillage, Inc. ("iVillage"), pursuant to Paragraph 5 of the Non-Competition, Non-Disclosure and Assignment of Inventions Agreement between the Employee and iVillage, dated January 9, 1998. The Employee further represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by the Employee in confidence or in trust prior to his employment with the Company.

      5. United States Government Obligations. The Employee acknowledges that the Company from time to time may have agreements with the other persons or with the United States Government, or agencies thereof, which impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. The Employee agrees to be bound by all such obligations and restrictions which are made known to the Employee and to take all action necessary to discharge the obligations of the Company under such agreements.

      6.    Miscellaneous.

            (a) No Conflict. The Employee represents that the execution and performance by him of this Agreement does not and will not conflict with or breach the terms of any other agreement by which the Employee is bound.

            (b) Not Employment Contract. The Employee acknowledges that this Agreement does not constitute a contract of employment.

            (c) Interpretation. If any restriction set forth in this Agreement is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

            (d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

            (e) Waiver of Rights. No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion.

            (f) Equitable Remedies. The restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and are considered by the Employee to be reasonable for such purpose. The Employee agrees that any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of any such breach, the Employee agrees that the Company, in addition to such other remedies which may be available, shall be entitled to specific performance and other injunctive relief.

            (g) Assignability. This Agreement will be binding upon the Employee's heirs, executors and administrators and will inure to the benefit of the Company and its successors and assigns. The Company may assign this Agreement to any other corporation or entity which acquires (whether by purchase, merger, consolidation or otherwise) all or substantially all of the business and/or assets of the Company. The Employee expressly consents to be bound by the provisions of this Agreement for the benefit of the Company or any subsidiary or affiliate thereof without the necessity that this Agreement be re-signed.

            (h) Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the Employee and the Company relating to the subject matter of this Agreement. This Agreement may not be modified, changed or discharged in whole or in part, except by an agreement in writing signed by the Employee and the Company. The Employee agrees that any change or changes in his duties after the signing of this Agreement shall not affect the validity or scope of this Agreement.

            (i) Governing Law. This Agreement is governed by and will be construed as a sealed instrument under and in accordance with the internal laws (and not the law of conflicts) of the Commonwealth of Massachusetts. Any action, suit, or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a court of the Commonwealth of Massachusetts (or, if appropriate, a federal court located within Massachusetts), and the Company and the Employee each consents to the jurisdiction of such a court.

      THE EMPLOYEE ACKNOWLEDGES THAT HE HAS CAREFULLY READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO ALL OF THE PROVISIONS IN THIS AGREEMENT.


                                    STUDENT ADVANTAGE, INC.


Date: May 3, 1999                   By:__________________________
                                       Name: Raymond V. Sozzi, Jr.
                                       Title: President




Date: May 3, 1999                   RONALD J. KOS


                                    ______________________________________
                                                 (signature)

                                                                       EXHIBIT C

                                LOCK-UP AGREEMENT


BancBoston Robertson Stephens Inc.
Prudential Securities
Volpe Brown Whelan & Company
      As Representatives of the Several Underwriters
c/o BancBoston Robertson Stephens Inc.
555 California Street, Suite 2600
San Francisco, California 94104

RE:  Student Advantage, Inc. (the "Company")

Ladies & Gentlemen:

      The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out a public offering of Common Stock (the "Offering"), pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the "Registration Statement"), for which you will act as the representatives (the "Representatives") of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

      In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) as a distribution to partners or shareholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iii) with respect to any Disposition of Common Stock acquired on the open market, (iv) to any trust, the beneficiaries of which are exclusively the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by this restriction and provided further that any such transfer shall not involve a disposition for value (for purposes of the foregoing, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or (v) with the prior written consent of

BancBoston Robertson Stephens Inc., for a period commencing on the date hereof and continuing to a date 180 days after the Registration Statement is declared effective by the Securities and Exchange Commission (the "Lock-up Period"). The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities. Notwithstanding the foregoing, the foregoing restriction does not prohibit the sale of shares of Common Stock by the undersigned to the underwriters in the Offering. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

      This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

      In the event that the Registration Statement is not declared effective on or before July 31, 1999 the foregoing restriction shall be of no further force or effect.



Dated:
       -----------------------                     -----------------------------
                                                   Ronald J. Kos